SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2003
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                             Northwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


      United States                    0-23817                  23-2900888
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


         301 Second Avenue
       Warren, Pennsylvania                             16365
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(Address of principal executive office)               (Zip code)


Registrant's telephone number, including area code:  (814) 726-2140
                                                    --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired: Not applicable

         (b) Pro Forma Financial Information:   Not applicable

         (c) Exhibits:
             99.1     Press release dated October 21, 2003.



Item 12. Results of Operations and Financial Condition

         On October 21, 2003, Northwest Bancorp, Inc. announced financial results for its first fiscal quarter, September 30, 2003. A copy of the press release announcing the Company's results is attached hereto as
         Exhibit 99.1 and is incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NORTHWEST BANCORP, INC.


DATE:  October 21, 2003                 By: /s/ William W. Harvey, Jr.
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                                            William W. Harvey, Jr.
                                            Senior Vice President, Finance and
                                            Chief Financial Officer